UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 4, 2011

ENTERTAINMENT GAMING ASIA INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-32161	91-1696010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Unit 3705, 37/F, The Centrium

60 Wyndham Street

Central, Hong Kong

(Address of principal executive offices)

+ 852-3151-3800

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

On March 4, 2011, we entered into a shareholder agreement (the “Agreement”) with respect to our participation in a joint venture company with the tentative name of “Dreamworld Leisure (Kampot) Limited” (the “JVC”) for the development, ownership and operation of a casino located in the Kampot province of Cambodia,  near the Vietnam border (the “Casino Project” or “Casino”).

The Agreement was entered into between our wholly-owned subsidiary in Cambodia (“EGT”, “we”, “us” or “our”) and a Cambodian individual (the “Local Partner”). Pursuant to the terms of the Agreement, our involvement in the Casino Project is subject to a number of conditions precedent as more particularly described below, which are beyond our control.

The Casino Project

The Local Partner is the owner of a parcel of land (the “Land”) measuring approximately 10,000 square meters located in a prominent area of Southern Cambodia in the Kampot province near the Vietnam border and the Casino Project will be constructed thereon and will include a full-fledged casino, which will be operated under our “Dreamworld” brand, with electronic gaming machines and table games such as baccarat, roulette and dice games.

Upon completion of the Casino, EGT shall have the dominant management right and control over the business operation of the JVC and the Casino and all business decisions and policies making in respect of the Casino’s business shall be vested in the board of directors of the JVC in which we will have the right to nominate a majority of the members.

Subject to any early termination of the Casino Project pursuant to the terms of the Agreement, the Casino Project is for an initial term of 25 years commencing from the date of the Agreement and is subject to renewal by the parties in writing.

JVC Ownership and Terms of Agreement

The Casino Project will be owned by the JVC, a private company incorporated in Cambodia for the sole purpose of holding and operating the Casino business. The respective shareholdings of the JVC by EGT and the Local Partner are 67% and 33% respectively.

Pursuant to the terms of the Agreement, the JVC will apply for its own gaming license for the operation of the Casino in the Kampot Province of Cambodia (the “Casino License”) and the Local Partner will lease to the JVC the Land for an annual fee of $1.00 throughout the term of the Casino Project (the “Lease Agreement”).  In return, but subject to certain conditions precedent, namely, the entering into of the Lease Agreement between the Local Partner and the JVC, the delivery of the vacant possession of the Land by the Local Partner to the JVC, and the obtaining of the Casino License and the necessary construction permit and approvals by the JVC (all such conditions precedent shall be fulfilled or waived by EGT within 3 months from the date of the Agreement or such further period as may be agreed by EGT in writing), EGT will pay the Local Partner a lump sum of $260,000.  In addition, EGT shall provide funding for all development, construction and operating costs of the Casino and provide all necessary gaming machines and gaming tables to the Casino. Regardless of the aforesaid percentages of the shareholding interests, it is agreed that all dividends declared by the JVC will be distributed to EGT and the Local Partner on a 60:40 basis, respectively.

The Agreement contains customary provisions on early termination by either party due to any introduction of adverse government policy or legislation against gaming operation at the Casino, or default by the other party.  It is agreed that during the term of the Casino Project, the building structure of the Casino and the Land shall be fully possessed and controlled by EGT. Upon any expiration of the term of the Casino Project through passage of time or early termination of the Casino Project that resulted from a material breach of the Agreement by EGT, the Local Partner will recover possession and control of the building structure without having to pay any indemnities to EGT. If however the Casino Project or the Agreement is terminated for any other reason, the Local Partner shall pay to EGT, as a compensation for the early termination of the Casino Project, an indemnity equal to the then fair market value of the building structure provided that such indemnity payment shall not preclude EGT from making other claims against the Local Partner if the early termination of the Casino Project is based on a material breach of the Agreement by the Local Partner. Under all circumstances, however, upon any expiration or termination of the Agreement EGT is allowed to remove all movable equipment and assets from the Casino, which include, but are not limited to, the electronic gaming machines and other gaming equipment supplied by us.

The foregoing is only a summary of the Agreement.  A copy of the Agreement (with the JVC’s Articles of Incorporation attached thereto) are attached as Exhibit 99.1 to this report.

Item 8.01 Other Events

On March 4, 2011, we issued a press release announcing that we entered into the Agreement described in Item 1.01 above.  A copy of the press release is attached as Exhibit 99.2 to this report.

Forward Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1993.  The forward-looking statements include statements regarding expectations for our involvement in the Casino Project, the timeline for pursuing and rolling-out the project, the estimated capital budget for the project, the parties’ ability to satisfy the several conditions to our participation in the projects and other activities expected to occur as a result of the transaction. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements.  Factors that could cause or contribute to differences include, but are not limited to, the risk that our due diligence inquiry may identify material issues or risks presently unknown to us, the risk that the several conditions to our participation will not be satisfied, the risk that we may not be able to complete our due diligence to our satisfaction, the risk that the Company may encounter delays and unforeseen costs in constructing or developing the Kampot casino, the risk that the Company may not be able to obtain the development permits and gaming licenses required to develop and operate the Kampot casino on a timely basis or at all, the Company’s ability to fund the development and operation of the Kampot casino and those other risks set forth in Entertainment Gaming Asia’s annual report on Form 10-K for the year ended December 31, 2009 filed with the SEC on March 30, 2010 and subsequently filed quarterly reports on Form 10-Q.  We caution readers not to place undue reliance on any forward-

looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits	Method Filing

The following exhibit is filed with this report:

Exhibit 99.1	Shareholders Agreement dated March 4, 2011 between the Registrant and Mey Thoul, a Cambodian individual	Filed Electronically herewith

Exhibit 99.2	Press release dated March 8, 2011 regarding Kampot Casino Project	Filed Electronically herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERTAINMENT GAMING ASIA INC.

Dated: March 8, 2011	/s/ Clarence Chung
Clarence (Yuk Man) Chung
Chief Executive Officer